UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 4, 2023
Affirm Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-39888	84-2224323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 California Street
San Francisco, California	94108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 960-1518
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A common stock, $0.00001 par value	AFRM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On December 4, 2023, Affirm Holdings, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following three proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 20, 2023 (the “Proxy Statement”):

1.To elect three Class III directors, each to hold office until the Company’s 2026 annual meeting of stockholders and until such director’s successor has been duly elected and qualified or until such director’s earlier death, resignation or removal;
2.To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024; and
3.To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.
Holders of the Company’s Class A common stock, par value $0.00001 per share (the “Class A Common Stock”), were entitled to one vote on each proposal for each share held as of the close of business on October 9, 2023 (the “Record Date”), and holders of the Company’s Class B common stock, par value $0.00001 per share (the “Class B Common Stock”), were entitled to fifteen votes on each proposal for each share held as of the close of business on the Record Date. The Class A Common Stock and the Class B Common Stock voted as a single class on all matters.

At the beginning of the Annual Meeting, present in person or by proxy were holders of Class A Common Stock and Class B Common Stock together representing 77.42% of the combined voting power of all issued and outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote at the Annual Meeting, constituting a quorum.

The final voting results for each of these proposals are detailed below.

1.Election of Directors

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Max Levchin	848,307,410	1,469,219	63,289	29,898,375
Jeremy Liew	838,373,730	11,323,876	142,312	29,898,375
James D. White	835,661,525	13,614,397	563,996	29,898,375

Each director nominee was duly elected as a Class III director to serve until the Company’s 2026 annual meeting of stockholders and until such director’s successor has been duly elected and qualified or until such director’s earlier death, resignation or removal.

2.Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
877,440,569	242,061	2,055,663	—

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2024.

3.Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
844,512,685	5,190,415	136,818	29,898,375

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

Item 8.01. Other Events.

On December 6, 2023, the board of directors of the Company authorized the repurchase of up to $800 million in aggregate principal amount of its outstanding 0% Convertible Senior Notes due 2026 (the “2026 Notes”). This new authorization succeeds an existing $800 million repurchase authorization approved by the Company’s board of directors in June 2023 that will expire on December 31, 2023. Note repurchases under the new authorization may be made from time to time during the period commencing on January 1, 2024 and ending on December 31, 2024 through open market purchases, privately negotiated purchases, purchase plans under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (“Rule 10b5-1”), or through a combination thereof. Repurchases by the Company are subject to available liquidity, general market and economic conditions, alternate uses for the capital, and other factors, and there is no minimum principal amount of 2026 Notes that the Company is obligated to repurchase.

The Company will not receive any cash proceeds from any repurchases of the 2026 Notes. In exchange for paying cash in connection with any such repurchases, the Company will receive and cancel the repurchased 2026 Notes. Should the Company ultimately repurchase the entire $800 million in aggregate principal amount authorized for repurchase, approximately $626 million in aggregate principal amount of the 2026 Notes will remain outstanding with terms unchanged.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements including, but not limited to, statements regarding the amount and timing of the Company’s potential repurchases of the 2026 Notes. Forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the possibility that the Company may repurchase less than the full amount authorized by the board of directors; economic factors and market conditions and their impact on the timing and amount of the Company’s repurchases of the 2026 Notes; the Company’s ability to rely on the protections afforded by Rule 10b5-1 should it adopt a trading plan thereunder; and other risks and uncertainties set forth in the sections entitled “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 25, 2023, subsequent Quarterly Reports on Form 10-Q and any other periodic reports that the Company may file with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRM HOLDINGS, INC.

By:	/s/ Michael Linford
Name: Michael Linford
Title: Chief Financial Officer

Date: December 8, 2023
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